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                                                   (Exhibit 10.1)

                      AMERICOLD CORPORATION
                    MANAGEMENT INCENTIVE PLAN
                         AMENDMENT NO. 1
                    -------------------------


     WHEREAS, Americold Corporation ("Americold") maintains the Americold Corporation Management Incentive Plan (the "MIP Plan") to provide additional compensation to participants, including executive officers, upon the achievement of certain financial objectives of the Company and individual personal objectives of the participants;

     WHEREAS, under the Plan as written, the Financial Award portion constitutes 75% of the total MIP Plan structure and the Discretionary Award portion constitutes 25% of such award;

     WHEREAS, it is desirable to amend the Plan to conform to the current practice so that the Financial Award portion and the Discretionary Award portion each constitute 50% of the total award structure of the MIP Plan;

     NOW, THEREFORE, the MIP Plan is hereby amended as follows:

     1.   Amendment of Section IV.  The first sentence of Section
IV is hereby amended by substituting the following sentence in its place: "The Financial Award portion encompasses 50% of the total Management Incentive Plan structure."

     2.   Amendment of Section V.

          a. The first sentence of Section V is hereby amended by substituting the following sentence in its place: "The
     Discretionary Award portion encompasses 50% of the total
     Management Incentive Plan structure."

          b. The second-to-last sentence of Section V is hereby amended by replacing "25%" with "50%" in that sentence.

     3.   Amendment of Section VII.  The third sentence of
Section VII is hereby amended by replacing the phrase "represent
75% and 25%, respectively," with "each represent 50%."

     4. Amendment of Exhibit A. Three versions of Exhibit A exist: one version for corporate level participants (the "105% Exhibit A"), another for participants at the district level (the "107 1/2% Exhibit A") and a third for participants at the warehouse level (the "110% Exhibit A"). These are amended as follows:

          a.   Amendment of 105% Exhibit A.

               (i) The Section entitled "Composition of Bonus" is hereby restated as follows:

     "The bonus structure will be composed of two portions:

          1)   50% -     Financial Award, based on the financial
                         goals of Americold.

          2)   50% -     Discretionary Award, based on individual
                         goals.

     Composition of the 50% financial portion is as follows:

          Corporate Operating Earnings       50%"

               (ii) The table entitled "Table II" is hereby amended by replacing the "75%" in the formula for the last three rows under the column entitled "Financial
          Award Earned" to "50%."

               (iii) The second sentence under the Section entitled "Discretionary Award" is hereby amended by replacing "25%" with "50%."

          b.   Amendment of 107 1/2% Exhibit A.
               (i) The Section entitled "Composition of Bonus" is hereby restated as follows:

     "The bonus structure will be composed of two portions:

          1)   50% -     Financial Award, based on the financial
                         goals of Americold.

          2)   50% -     Discretionary Award, based on individual
                         goals.

     If the participant is employed at Regional level only, composition of the 50% financial portion is as follows:

          Regional Operating Earnings        50%

     If the participant is employed at both the Regional and the Plant level, composition of the 50% financial portion is as follows:

          Regional Operating Earnings        25%
          Plant Operating Earnings           25%"

               (ii) The first sentence under the section entitled "Range of Financial Performance" is replaced by the following: "The range of financial performance is established as 90% minimum to 107.5% maximum for the regional component, and 90% minimum to 110% maximum for the plant component."

               (iii) The Table entitled "Table II" is hereby
          amended by:

                    (a) adding an asterisk (*) after the number
               107.5 as it appears twice in the middle column of such table, and adding below the table a footnote as follows: "* Participants whose awards have a financial component composed of both regional operating earnings and plant operating earnings (see "Composition of Bonus," above) should calculate one-half of their financial component (the regional component) using the table as presented, and one-half of their financial component (the plant component) after substituting "110" for "107.5"; and

                    (b) replacing the "75%" in the formula for
               the last three rows under the column entitled
               "Financial Award Earned" to "50%."

               (iv) The second sentence under the Section entitled "Discretionary Award" is hereby amended by replacing "25%" with "50%."

          c. Amendment of 110% Exhibit A. (i) The Section entitled "Composition of Bonus" is hereby restated as follows:

     "The bonus structure will be composed of two portions:

          1)   50% -     Financial Award, based on the financial
                         goals of Americold.

          2)   50% -     Discretionary Award, based on individual
                         goals.

     Composition of the 50% financial portion is as follows:

          Plant Operating Earnings      50%"

               (ii) The first sentence under the section entitled
          "Range of Financial Performance" is amended by deleting the phrase ", and 90% minimum to 105% maximum for the corporate component."

               (ii) The table entitled "Table II" is hereby amended by replacing the "75%" in the formula for the last three rows under the column entitled "Financial
          Award Earned" to "50%."

               (iv) The second sentence under the Section entitled "Discretionary Award" is hereby amended by replacing "25%" with "50%."

     To record the adoption of this Amendment No. 1 to the MIP
Plan, Americold has caused it to be executed this       day of
April, 1996.

                                   AMERICOLD CORPORATION



                                   By
                                     ---------------------------
                                        President



                                   By
                                     ----------------------------
                                        Secretary